AGREEMENT AND PLAN OF REORGANIZATION


                                      among


                              RACOM SYSTEMS, INC.,

                               NSK HOLDINGS, INC.

                             NEWSTATE CAPITAL CORP.


                                       and


                            NEWSTATE CAPITAL CO., LTD












                               As Of July 14, 1999


                                TABLE OF CONTENTS

RECITALS ...............................................................................1

ARTICLE I...............................................................................2
         SECTION 1.1       The Transactions.............................................2
         SECTION 1.2       The Closing: Issuance of Shares..............................2
         SECTION 1.3       Consummation of Transaction; distribution of Racom Assets....5

ARTICLE II
         REPRESENTATIONS AND WARRANTIES OF RACOM........................................6
         SECTION 2.1       Organization of Racom........................................6
         SECTION 2.2       Capitalization of Racom......................................6
         SECTION 2.3       Charter Documents............................................6
         SECTION 2.4       Corporate Documents..........................................6
         SECTION 2.5       Required Authorizations......................................7
         SECTION 2.6       Compliance with Law and Government Regulations...............7
         SECTION 2.7       Litigation...................................................7
         SECTION 2.8       Authority....................................................7
         SECTION 2.9       Full Disclosure..............................................7

ARTICLE III
         COVENANTS OF RACOM AND SUBSIDIARY .............................................8
         SECTION 3.1       Conduct Prior to the Closing.................................8
         SECTION 3.2       Affirmative Covenants........................................8

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF NEWSTATE ....................................9
         SECTION 4.1       Organization of NewState.....................................9
         SECTION 4.2       Capitalization of NewState...................................9
         SECTION 4.3       Charter Documents............................................9
         SECTION 4.4       Required Authorizations......................................9
         SECTION 4.5       Compliance with Law and Government Regulations...............9
         SECTION 4.6       Litigation...................................................9
         SECTION 4.7       Governmental Consent.........................................9
         SECTION 4.8       Authority...................................................10
         SECTION 4.9       Ownership of NewState Capital Shares........................10
         SECTION 4.10      Investment Purpose..........................................10
         SECTION 4.11      Full Disclosure.............................................10

ARTICLE V
         REPRESENTATIONS AND WARRANTIES OF NEWSTATE CAPITAL............................11
         SECTION 5.1       Organization of NewState Capital............................11
         SECTION 5.2       Capitalization of NewState Capital..........................11
         SECTION 5.3       Charter Documents...........................................11
         SECTION 5.4       Tax Returns and Payments....................................11
         SECTION 5.5       Required Authorizations.....................................11
         SECTION 5.6       Compliance with Law and Government Regulations..............11
         SECTION 5.7       Litigation..................................................12
         SECTION 5.8       Patents, Trade Names and Rights.............................12
         SECTION 5.9       Governmental Consent........................................12
         SECTION 5.10      Ownership of NewState Capital Shares........................12
         SECTION 5.11      Full Disclosure.............................................12

ARTICLE VI
         COVENANTS OF NEWSTATE AND NEWSTATE CAPITAL....................................13
         SECTION 6.1       Conduct Prior to the Closing................................13
         SECTION 6.2  Affirmative Covenants............................................13

ARTICLE VII
         ADDITIONAL AGREEMENTS.........................................................14
         SECTION 7.1       Expenses....................................................14
         SECTION 7.2.      Brokers and Finders.........................................14
         SECTION 7.3       Necessary Actions...........................................14
         SECTION 7.4       Confidentiality.............................................14
         SECTION 7.5       Liquidation and Dissolution of NewState.....................14

ARTICLE VIII
         CONDITIONS TO OBLIGATIONS OF THE PARTIES......................................14
         SECTION 8.1       Legal Action................................................14
         SECTION 8.2       Absence of Termination......................................15
         SECTION 8.3       Required Approvals..........................................15
         SECTION 8.4       "Blue Sky" Compliance.......................................15

ARTICLE IX
         CONDITIONS PRECEDENT TO OBLIGATIONS OF RACOM AND SUBSIDIARY...................15
         SECTION 9.1       Representations and Warranties True at Closing..............15
         SECTION 9.2       Performance.................................................15
         SECTION 9.3       Authority...................................................15
         SECTION 9.4       Absence of Certain Changes or Events........................15

ARTICLE X
         CONDITIONS PRECEDENT OF NEWSTATE .............................................16
         SECTION 10.1      Representations and Warranties True at Closing..............16
         SECTION 10.2      Performance.................................................16
         SECTION 10.3      Authority...................................................16
         SECTION 10.4      Absence of Certain Changes or Events........................16

ARTICLE XI
         TERMINATION...................................................................17
         SECTION 11.1      Termination.................................................17
         SECTION 11.2      Effect of Termination.......................................17

ARTICLE XII
         MISCELLANEOUS.................................................................18
         SECTION 12.1      Cost and Expenses...........................................18
         SECTION 12.2      Extension of Time: Waivers..................................18
         SECTION 12.3      Notices.....................................................18
         SECTION 12.4      Parties in Interest.........................................19
         SECTION 12.5      Counterparts................................................19
         SECTION 12.6      Severability................................................19
         SECTION 12.7      Headings....................................................19
         SECTION 12.8      Survival of Representations and Warranties..................19
         SECTION 12.9      Assignability...............................................19


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (hereinafter referred to as the "Agreement") is made and entered into as of the 14th day of July 1999 by and among RACOM CORPORATION, a Delaware corporation (hereinafter referred to as "Racom"), NSK HOLDINGS, INC., a Delaware corporation and a wholly-owned subsidiary of Racom (hereinafter referred to as "Subsidiary"), NEWSTATE CAPITAL CORP., a New York corporation (hereinafter referred to as "NewState") and NEWSTATE CAPITAL CO., LTD, a company organized under the laws of Korea (hereinafter referred to as "NewState Capital").


                                    RECITALS

         WHEREAS, Racom desires to issue and NewState desires to acquire eighty (80%) percent of the issued and outstanding shares of the common stock, par value $.01, of Racom (the "Racom Shares") pursuant to the terms and conditions as set forth herein;

         WHEREAS, NewState desires to transfer and Racom and Subsidiary desire that Subsidiary acquire all of NewState's right, title and interest in NewState's sole asset, an ownership interest in 99.6% of the capital shares (the "NewState Capital Shares") of NewState Capital pursuant to the terms and conditions as set forth herein; and

         WHEREAS, NewState desires to assign and Racom and Subsidiary desire that Subsidiary assume NewState's rights and obligations under that certain promissory note dated December 28, 1998 made by NewState to the order of Korea Exchange Bank, Broadway Branch, (the "Korea Bank") in the principal amount of $5,000,000 (the "Korean Bank Note");

         WHEREAS, NewState desires as an integral part of the transaction, to distribute the Racom Shares to its shareholders in exchange for their NewState shares in complete liquidation of NewState and to dissolve; and

         WHEREAS, all of the foregoing shall be in a transaction which shall qualify as a tax-free acquisition reorganization under Section 368 (a)(1)(C) of the Internal Revenue Code of 1986, as amended;

         NOW,   THEREFORE,   in   consideration   of  the  premises  and  mutual
representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                    ARTICLE I

         SECTION 1.1 The Transactions. The parties to this Agreement agree as follows:

         (a) Racom shall issue to NewState stock certificates representing eight million (8,000,000) Racom Shares, free and clear of all claims and encumbrances, resulting in NewState owning eighty (80%) percent of the issued and outstanding shares of Racom.

         (b) NewState shall transfer and assign and Subsidiary shall acquire all of NewState's right, title and interest in 99.6% of the NewState Capital Shares, which NewState owns with no restrictions on transfer and free and clear of all claims and encumbrances, resulting in NewState Capital being a subsidiary of the Subsidiary.

         (c) Subsidiary shall assume the Korean Bank Note by executing the Assumption Agreement annexed hereto as Exhibit 1.1(c). The parties hereto acknowledge that the Korean Bank Note is currently overdue and has not been extended.

         (d) As a condition to closing, certain investors (the "Investors") will have together paid an aggregate of $1,000,000 in cash to Racom in exchange for certificates representing 667,000 Racom Shares pursuant to a Common Stock Purchase Agreement, dated the date hereof representing, an aggregate of approximately eighteen percent (18%) of Racom Shares.

         (e) As a condition to closing, NewState and NewState Capital shall deliver to Racom and Subsidiary, an opinion of Korean counsel, which opinion and counsel shall be acceptable to counsel for Racom and Subsidiary that: (i) the consummation of the transactions contemplated by this Agreement are authorized pursuant to the laws of the Country of Korea; and (ii) there are no restrictions on the subsequent transfer of the NewState Capital Shares.

         (f) Immediately after closing the transactions contemplated by the terms of this Agreement, Racom shall transfer all of its assets existing on the date hereof to Racom Systems, Inc., a Colorado corporation and wholly owned subsidiary of Racom ("Racom II") in return for Racom II assuming all of the liabilities, known or unknown, contingent or otherwise, of Racom incurred or related to events prior to the date hereof. Racom shall spin off the shares of Racom II to the Shareholders of Racom, as soon as practicable after the Closing (as hereinafter defined in Section 1.2(b) of this Agreement).

         SECTION 1.2           The Closing: Issuance of Shares.

         (a) Closing Date: The Closing Date shall be ten business days after the date on which the shareholders of Racom approve that certain stock split referenced in the Racom Proxy Statement dated July 1, 1999 or such earlier time as shall be agreed by Racom and NewState.

         (b)      Issuance and Delivery of Racom Shares:

                  (i) Upon the closing of the transactions contemplated by this Agreement (the "Closing"), Racom shall issue and deliver to NewState or the stockholders of NewState, if NewState has or is about to be dissolved, stock certificates representing an aggregate of eight million (8,000,000) Racom
                               Shares free and clear of all claims and encumbrances;.

                  (ii) The Racom Shares to be issued hereunder shall be authorized but previously unissued shares of Racom common stock.

                  (iii) All of the Racom Shares to be issued hereunder are deemed "restricted securities" as defined by Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), and the recipient shall represent that they are acquiring the Racom Shares for investment purposes only and without the intent to make a further distribution of the Racom Shares. All Racom Shares to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the restricted Racom Shares to be issued hereunder shall bear the following, or similar legend:

                               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                  (iv) Racom agrees that notwithstanding any restrictions, but for such restrictions as set forth in Section 1.2(b)(iii), the shares issued to NewState may be reissued to the shareholders of NewState in connection with the liquidation of NewState.

         (c) Transfer and Delivery of the NewState Capital Shares.

                  (i) Upon the Closing, NewState shall transfer and deliver stock certificates registered in the name of Subsidiary representing an aggregate of Four Million Nine Hundred Fifty Eight Thousand (4,958,000) NewState

                               Capital Shares, with no restrictions on transfer and being free and clear of all claims and encumbrances;


         (d) Assumption of Korea Bank Note. Upon the Closing, Subsidiary shall execute an assumption of the Korea Bank Note.

         (e)      Registration Rights.

           At any time commencing after the Closing, NewState or the shareholders of NewState if NewState has or is about to be dissolved, shall have the right, exercisable by written notice to Racom (the "Demand Registration Request"), to have Racom prepare and file with the Commission, on one occasion, at the sole expense of Racom, in respect of all the Shares of Common Stock purchased under this Agreement (the "Registrable Securities"), a Registration Statement so as to permit a public offering and sale of the Registrable Securities. Upon such demand, Racom shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 or another appropriate form permitting registration of Registrable Securities for resale by the Holders in the manner or manners designated by them (including, without limitation, public or private sales and one or more Underwritten Offerings). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement other than the shares of common stock of Racom purchased by GEM Singapore Pte Limited ("GEM") and Turbo International, Ltd. ("Turbo") pursuant to a Stock Purchase Agreement by and among Racom, GEM and Turbo dated June 8, 1999 and the Racom Shares purchased by the Investors pursuant to Section 1.1(d) of this Agreement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in any event prior to 120 days after the filing of such Registration Statement, and to keep such Registration Statement continuously effective under the Securities Act until the date which is five years after the date of this Agreement or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold pursuant to Rule 144 as determined by the counsel to Racom pursuant to a written opinion letter, addressed to the Holders, to such effect (the "Effectiveness Period"); provided, however, that Racom shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or Racom has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

         The parties agree that NewState or the shareholders of NewState if NewState has or is about to be dissolved, GEM, Turbo and the Investors shall have equal demand and piggy-back registration rights respecting the Racom Shares.

                  1. If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to a Registration Statement may be effected in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of Registrable Securities which can be sold in such offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

                  2. If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering and the Company shall be advised in advance of the identity of any underwriter and the general terms of the proposed offering. No Holder may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

         (f) Resignation and Appointment of Directors and Officers. Upon the Closing, all of the present directors of Racom shall resign except for Edward Tobin and the four (4) replacement directors shall be appointed by Edward Tobin who shall be Ernest B. Kim, Sun W. Young, Jin K. Kim and Benjamin Chang. Upon the Closing, Edward Tobin and the newly elected directors of Racom shall appoint Ernest Kim as chairman, Chief Executive Officer and President, Alexander T. Shang as Chief Financial Officer and Treasurer, Jin K. Kim as vice president, and Sun W. Young as secretary of both Racom and Subsidiary. Racom's Board of Directors shall also have created an Executive Committee consisting of Ernest B. Kim and two (2) other directors selected by him who shall also serve as the directors of Subsidiary.

         (g)      Officers' Certificates.

                  (i) Upon the Closing, Racom and Subsidiary shall each deliver to NewState an Officer's Certificate as described in Sections 9.1 and 9.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by Racom are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

                  (ii) Upon the Closing, NewState and NewState Capital shall each deliver to Racom an Officer's Certificate as described in Section 10.1 and 10.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by NewState and NewState

                               Capital are true and correct as of, or have been, or will be fully performed and complied with by the Closing Date;

         SECTION 1.3. Consummation of Transaction; Distribution of Racom Assets. If at the time of the Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transactions herein contemplated shall be consummated upon such date. Immediately after closing the transactions contemplated by the terms of this Agreement, Racom shall transfer all of its assets existing on the date hereof to Racom System, Inc., a Colorado corporation and wholly owned subsidiary of Racom ("Racom II") in return for Racom II assuming all of the liabilities, known or unknown, contingent or otherwise, of Racom incurred or related to events prior to the date hereof. Racom shall spin off the shares of Racom II to the Shareholders of Racom, as soon as practicable after the Closing (as hereinafter defined in Section 1.2(b) of this Agreement).

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF RACOM

         Racom hereby represents, warrants and agrees that:

         SECTION 2.1 Organization of Racom. Racom is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. With the exception of Subsidiary and Racom II, there are no corporations or other entities with respect to which (i) Racom owns any of the outstanding stock or other interests, or (ii) Racom may be deemed to be in control because of factors or relationships other than the quantity of stock or other interests owned. Racom has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of Racom, enforceable against Racom in accordance with its respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

         SECTION 2.2 Capitalization of Racom. The authorized capital stock of Racom consists of 40,000,000 share of common stock, par value $0.01 per share, of which only 1,332,482 shares are issued and outstanding as of the date hereof (subject to adjustments due to the 15:1 reverse stock split effective July 12, 1999). All shares of Racom common stock currently issued and outstanding have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with any and all applicable federal and state laws or pursuant to appropriate exemptions therefrom. Except as set forth in
Exhibit 2.2, there are no options, warrants, rights, calls, commitments or agreements of any character obligating Racom to issue any shares of its capital stock or any security representing the right to purchase or otherwise receive any such stock. Shares of Racom common stock to be issued pursuant to this Agreement, when so issued, will be duly authorized, validly issued, fully paid and non-assessable, and will be issued in compliance with any and all applicable federal and state laws or pursuant to appropriate exemptions therefrom.

         SECTION 2.3 Charter Documents. Certified copies of the Racom and Subsidiary Articles of Incorporation and By-Laws, as amended to date, have been or will be provided to NewState and the Shareholders of NewState prior to the Closing.

         SECTION 2.4 Corporate Documents. The Racom and Subsidiary shareholders' list and corporate minute books are complete and accurate as of the date hereof and the corporate minute books contain the recorded minutes of all corporate meetings of shareholders and directors.

         SECTION 2.5 Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by Racom or the consummation by it of the transactions contemplated hereby. Prior to the Closing, the directors and a majority of the shareholders of Racom and Subsidiary shall have approved this Agreement and the transactions contemplated hereunder, exempt the transactions from any Delaware takeover stature, if applicable, and appropriate corporate filings shall have been made.

         SECTION 2.6 Compliance with Law and Government Regulations. Racom is in compliance with and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. Racom is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

         SECTION 2.7 Litigation. There is no litigation, arbitration, proceeding or investigation pending or threatened to which Racom or Subsidiary is a party or which may result in any material change in the business of condition, financial or otherwise, of Racom or in any of its properties or assets, or which might result in any liability on the part of Racom or Subsidiary, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of Racom, there is no basis for any such litigation, arbitration, proceeding or investigation.

         SECTION 2.8 Authority. Racom, Subsidiary and their respective directors will, prior to the Closing, approve this Agreement and the transactions contemplated hereby and will duly authorize the execution and delivery hereof. Racom and Subsidiary have full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by Racom with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Racom under, any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of Racom, or any note, bond, mortgage, indenture, license, lease, agreement or any instrument or obligation to which Racom is a party or by which it is bound; or (b) violate any order, writ injunction, decree, statute, rule or regulation applicable to Racom or any of its properties or assets.

         SECTION 2.9 Full Disclosure. None of the representations and warranties made by Racom herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Racom, on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.



                                   ARTICLE III

                        COVENANTS OF RACOM AND SUBSIDIARY

         SECTION 3.1           Conduct Prior to the Closing.
Between the date hereof and the Closing:


         (a) Racom and Subsidiary will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to NewState in connection with any such requirements imposed upon the parties hereto in connection therewith;

         (b) Racom shall grant to NewState and its counsel, accountants and other representatives, full access during normal business hours during the period to the Closing to all of its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to NewState and such representatives all information relating to Racom and Subsidiary as NewState may reasonably request, and shall extend to NewState the opportunity to meet with Racom's accountants and attorneys to discuss the financial condition of Racom and Subsidiary; and

         (c) Except for the transactions contemplated by this Agreement, Racom and Subsidiary will conduct its business in the normal course, and shall not sell or issue any Racom Shares to any person (except as contemplated hereby) or sell, pledge or assign any of its assets without the prior written consent of NewState.

         (d) Racom will not declare any dividends or distributions with respect to its capital stock or amend its organization documentation, without the prior written consent of NewState, except as provided herein.

         (e) Except within the regular course of business, Racom will not incur any indebtedness for money borrowed or issue any debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, without the prior written consent of NewState;

         SECTION 3.2 Affirmative Covenants. Prior to Closing, Racom will do the following:


         (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement;

         (b) Reserve, and promptly after the Closing, issue and deliver to the Shareholders the Racom Shares;

         (c) Take all other necessary corporate actions to accomplish those items set forth in Section 1.2 hereof.


                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF NEWSTATE

         NewState hereby represents, warrants and agrees that:

         SECTION 4.1 Organization of NewState. NewState is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, is duly qualified and in good standing in every jurisdiction in which such qualification is necessary. Other than NewState Capital, there are no corporations or other entities with respect to which (i) NewState owns any of the outstanding stock or other interests, or (ii) NewState may be deemed to be in control because of factors or relationships other than the quantity of stock or other interests owned in such entity. NewState has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         SECTION 4.2 Capitalization of NewState. The authorized capital stock of NewState consists of two hundred (200) shares of common stock, no par value, which has been issued to five (5) shareholders (the "NewState Stock"). The NewState Stock has been duly authorized and validly issued and is fully paid and non-assessable, and has been issued in compliance with any and all applicable federal and state laws or pursuant to appropriate exemptions therefrom.

         SECTION 4.3 Charter Documents. Complete and correct copies of the Certificate of Incorporation and By-Laws of NewState and all amendments thereto, have been or will be delivered to Racom prior to the Closing.

         SECTION 4.4 Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by NewState or the consummation by it of the transactions contemplated hereby.

         SECTION 4.5 Compliance with Law and Government Regulations. NewState is in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standard affecting its properties and operations, imposed by the United States of America or any state to which NewState is subject.

         SECTION 4.6 Litigation. There is no litigation, arbitration, proceeding or investigation pending or threatened to which NewState is a party or which may result in any material change in the business of condition, financial or otherwise, of NewState or in any of its properties or assets, or which might result in any liability on the part of NewState, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of NewState, there is no basis for any such litigation, arbitration, proceeding or investigation.

         SECTION 4.7 Governmental Consent. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of NewState is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated.

         SECTION 4.8 Authority. NewState and its shareholders representing no less than one hundred percent (100%) of the issued and outstanding shares of NewState capital stock of record, have approved this Agreement and duly authorized the execution hereof. NewState has full power, authority and legal right to enter into this Agreement on behalf of NewState and its shareholders and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by NewState with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of NewState under, any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of NewState, or any note, bond, mortgage, indenture, license, agreement or any instrument or obligation to which NewState is a party or by which it is bound; or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to NewState or any of its properties or assets; provided however, the parties' acknowledge that the Korean Bank Note is overdue, has not been extended, and may not by its terms be assigned.

         SECTION 4.9 Ownership of NewState Capital Shares. NewState is the owner of 99.6% of the NewState Capital Shares currently issued and outstanding and such shares are to be transferred to Subsidiary under this Agreement, has full power and authority to transfer the NewState Capital Shares to Subsidiary hereunder, and that such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and that such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party.

         SECTION 4.10 Investment Purpose. NewState is acquiring the Racom Shares for investment purposes only and acknowledges that the Racom Shares issued hereunder are "restricted securities" and may not be sold, traded or otherwise transferred without registration under the Securities Act or exemption therefrom, except to the shareholders of NewState in connection with the liquidation of NewState.

         SECTION 4.11 Full Disclosure. None of the representations and warranties made by the Shareholders or in any exhibit, certificate or memorandum furnished or to be furnished by, their behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.


                                    ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF NEWSTATE CAPITAL

         NewState Capital hereby represents, warrants and agrees that:

         SECTION 5.1 Organization of NewState Capital. NewState Capital is a company duly organized, validly existing and in good standing under the laws of the Country of Korea. There are no corporations or other entities with respect to which (i) NewState Capital owns any of the outstanding stock or other interests, or (ii) NewState Capital may be deemed to be in control because of factors or relationships other than the quantity of stock or other interests owned in such entity except for the 4,000,000 shares that NewState Capital owns in Yongman General Finance Co., Ltd. a Korean corporation. NewState has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         SECTION 5.2 Capitalization of NewState Capital. The authorized capital stock of NewState Capital consists of sixteen million (16,000,000) shares of stock, par value Won 5,000 per share which has been issued, as disclosed in
Section 5.10 herein. The NewState Shares has been duly authorized and validly issued and are fully paid and non-assessable, and has been issued in compliance with any and all applicable laws or pursuant to appropriate exemptions therefrom.

         SECTION 5.3 Charter Documents. Translated, complete and correct copies of the organizational documentation and of NewState Capital and all amendments thereto, have been delivered to Racom.

         SECTION 5.4 Tax Returns and Payments. All of NewState Capital's tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority. NewState

Capital has paid all taxes to be due on said returns, any assessments made against NewState Capital and all other taxes, fees and similar charges imposed on NewState Capital by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges.

         SECTION 5.5 Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of the execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby.

         SECTION 5.6 Compliance  with Law and Government  Regulations.  NewState
Capital is in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standard affecting its properties and operations, imposed by the United States of America or any government to which NewState Capital is subject.

         SECTION 5.7 Litigation. There is no litigation, arbitration, proceeding or investigation pending or threatened to which NewState Capital is a party or which may result in any material change in the business of condition, financial or otherwise, of NewState Capital or in any of its properties or assets, or which might result in any liability on the part of NewState Capital, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of NewState Capital, there is no basis for any such litigation, arbitration, proceeding or investigation.

         SECTION 5.8 Patents, Trade Names and Rights. Exhibit 5.8 annexed hereto and by this reference is made a part hereof, contains a complete list of all patents, trademarks, service marks, trade marks, service mark, trademark and service mark registrations, applications and licenses with respect the forgoing owned or held by NewState Capital. NewState Capital has no knowledge of any facts and nothing has come to its attention that would lead it to believe that it has infringed or misappropriated or is infringing upon any trademark, copyright, patent or other similar right of any person. No claim relating thereto is pending or to the knowledge of NewState Capital is threatened.

         SECTION 5.9 Governmental Consent. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of NewState Capital is required in connection with the execution and delivery of this Agreement or the consummation of any transactions contemplated hereby.

         SECTION 5.10 Ownership of NewState Capital Shares. NewState Capital represents and warrants that it has only 4,978,000 shares of stock issued and outstanding which are issued to two (2) shareholders as follows:

                  NewState Capital Corp.                      99.6%
                  The Estate of Kim Dae Jung                   0.4%

NewState Capital further represents and warrants that there are no restrictions on transfer of the NewState Capital Shares imposed by NewState Capital, contractual restriction or law.

         SECTION 5.11 Full Disclosure. None of the representations and warranties made by the NewState Capital or in any exhibit, certificate or memorandum furnished or to be furnished by, or on their behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

                                   ARTICLE VI

                   COVENANTS OF NEWSTATE AND NEWSTATE CAPITAL

         SECTION 6.1           Conduct Prior to the Closing.
Between the date hereof and the Closing:


         (a) NewState and NewState Capital will conduct their businesses in the ordinary course.;

         (b) NewState Capital will not declare any dividends or distributions with respect to its capital stock or amend its organization documentation, without the prior written consent of Racom;

         (c) Except within the regular course of business, NewState and NewState Capital will not incur any indebtedness for money borrowed or issue any debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, without the prior written consent of Racom;

         (d) NewState and NewState Capital will comply with all requirements which foreign, federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to NewState Capital in connection with any such requirements imposed upon the parties hereto in connection therewith;

         (e) NewState and NewState Capital shall grant to Racom and its counsel, accountants and other representatives, full access during normal business hours during the period to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to Racom and such representatives all information relating to NewState as Racom may reasonably request, and shall extend to Racom the opportunity to meet with NewState's and NewState Capital's accountants and attorneys to discuss the financial condition of NewState Capital.

         SECTION 6.2 Affirmative Covenants. Prior to Closing, NewState and NewState Capital will do the following:

         (a) NewState and NewState Capital shall use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement; and

         (b) Promptly notify Racom in writing of any material adverse change in the financial condition, business, operations or key personnel of NewState and/or NewState Capital, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement.


                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

         SECTION 7.1 Expenses. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense or as otherwise agreed to herein.

         SECTION 7.2. Brokers and Finders. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

         SECTION 7.3 Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agree to use all reasonable efforts to take, or cause to be taken, all action, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and/or directors of Racom or NewState, as the case may be, shall take all such necessary action.

         SECTION 7.4 Confidentiality. All parties hereto agree to keep confidential this Agreement and all information and documents relating to this Agreement until such time as the Agreement and the transactions contemplated hereunder are made public by means of an appropriate press release or by any other means reasonably assured to make such information publicly available.

         SECTION 7.5 Liquidation and Dissolution of NewState. Immediately after Closing, NewState shall not engage in any business and shall, as soon as practicable after Closing, distribute the Racom Shares, pro rata, to its shareholders and shall dissolve.

                                  ARTICLE VIII

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

         The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of each of the following conditions:

         SECTION 8.1 Legal Action. No preliminary or permanent injunction or other order by any federal or state court which prevents the consummation of this Agreement or any of the transactions contemplated by this Agreement shall have been issued and remain in effect.

         SECTION 8.2 Absence of Termination. The obligations to consummate the transactions contemplated hereby shall not have been canceled pursuant to
Article X hereof.

         SECTION 8.3 Required Approvals. Racom, Subsidiary, NewState and NewState Capital shall have received all such approvals, consents, authorizations or modifications as may be required to permit the performance by Racom, Subsidiary, NewState and NewState Capital of the respective obligations under this Agreement, and the consummation of the transactions herein contemplated, whether from governmental authorities or other persons, and Racom, Subsidiary, NewState and NewState Capital shall each have received any and all permits and approvals from any regulatory authority having jurisdiction required for the lawful consummation of this Agreement.

         SECTION 8.4 "Blue Sky" Compliance. There shall have been obtained any and all permits, approvals and consents of the appropriate state securities commissions of any jurisdictions, and of any other governmental body or agency, which counsel for Racom may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement may be in compliance with all applicable laws.


                                   ARTICLE IX

           CONDITIONS PRECEDENT TO OBLIGATIONS OF RACOM AND SUBSIDIARY

         All obligations of Racom under this Agreement are subject to the fulfillment and satisfaction by NewState and NewState Capital prior to or at the time of Closing, of each of the following conditions, any one or more of which may be waived by Racom.

         SECTION 9.1 Representations and Warranties True at Closing. All representations and warranties of NewState and NewState Capital contained in this Agreement will be true and correct at and as of the time of the Closing, and NewState and NewState Capital shall have delivered to Racom certificates, dated the date of the Closing, to such effect and in the form and substance satisfactory to Racom, and signed by its respective presidents and secretaries.

         SECTION 9.2 Performance. The obligations of NewState and New State Capital to be performed on or before the Closing pursuant to the terms of this Agreement shall be duly performed at such time and NewState Capital shall have delivered to Racom a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to Racom.

         SECTION 9.3 Authority. All action required to be taken by, or on the part of NewState and its shareholders and NewState Capital to authorize the execution, delivery and performance of this Agreement by NewState and NewState Capital and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

         SECTION 9.4 Absence of Certain Changes or Events. There shall not have occurred, since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of NewState or NewState Capital any event or condition of any character adversely affecting NewState or NewState Capital, and it shall have delivered to Racom, certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to Racom.


                                    ARTICLE X

                        CONDITIONS PRECEDENT OF NEWSTATE

         All obligations of NewState under this Agreement are subject to the fulfillment and satisfaction by Racom prior to or at the time of Closing, of each of the following conditions, any one or more of which may be waived by NewState.


         SECTION 10.1 Representations and Warranties True at Closing. All representations and warranties of Racom contained in this Agreement will be true and correct at and as of the time of the Closing, and Racom shall have delivered to NewState certificates, dated the date of the Closing, to such effect and in the form and substance satisfactory to NewState, and signed, in the case of Racom, by its president and secretary.

         SECTION 10.2 Performance. The obligations of Racom to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at such time, and Racom shall have delivered to NewState a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to NewState, and signed in the case of Racom, by its president and secretary.

         SECTION 10.3 Authority. All action required to be taken by, or on the part of Racom and its shareholders to authorize the execution, delivery and performance of this Agreement by Racom and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

         SECTION 10.4 Absence of Certain Changes or Events. There shall not have occurred, since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of Racom or any event or condition of any character adversely affecting Racom, and it shall have delivered to NewState, certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to NewState and signed, in the case of Racom, by its president and secretary.


                                   ARTICLE XI

                                   TERMINATION

         SECTION 11.1 Termination. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated:

         (a)      By mutual agreement of the parties hereto at any time;

         (b) By the Board of Directors of Racom at any time prior to the Closing, if:

                               (i) a  condition  to  performance  by Racom under
                  this Agreement or a covenant of NewState or NewState Capital contained herein shall not be fulfilled on or before the time of the Closing or at such other time and date specified for the fulfillment for such covenant or condition; or

                               (ii)  a  material   default  or  breach  of  this
                  Agreement shall be made by NewState or NewState Capital; or

         (c) By the Board of Directors of NewState or NewState Capital at any time prior to the Closing, if:

                               (i) a condition to NewState's  performance  under
                  this Agreement or a covenant of Racom or Subsidiary contained herein shall not be fulfilled on or before the time of the Closing or at such other time and date specified for the fulfillment for such covenant or condition; or

                               (ii)  a  material   default  or  breach  of  this
                  Agreement shall be made by Racom or Subsidiary.

         SECTION 11.2 Effect of Termination. If this Agreement is terminated, this Agreement, except as to Section 12.1 and Section 12.2, shall no longer be of any force or effect and there shall be no liability on the party of any party or its respective directors, officers or stockholders; provided however, that in the case of a termination without cause by a party or a termination pursuant to
Section 11.1 (b)(i) or 11.1(c)(i) hereof because of a prior material default under or a material breach of this Agreement by another party, the damages which the aggrieved party or parties may recover from the defaulting party or parties shall in no event exceed the amount of out-of-pocket costs and expenses incurred by such aggravated party or parties in connection with this Agreement, and no party to this Agreement shall be entitled to any injunctive relief.


                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1 Cost and Expenses. All costs and expenses incurred in connection with this Agreement will be paid by the party incurring such expenses. In the event of any termination of this Agreement pursuant to Section 11.1, subject to the provisions of Section 11.2, Racom, Subsidiary, NewState, and NewState Capital will each bear their own respective expenses.

         SECTION 12.2          Extension of Time: Waivers.
At any time prior to the Closing date:


         (a) Racom and Subsidiary may (i) extend the time for the performance of any of the obligations or other acts of NewState or NewState Capital, (ii) waive any inaccuracies in the representations and warranties of NewState and NewState Capital contained herein or in any documents delivered pursuant hereto by NewState or NewState Capital, (iii) waive compliance with any of the agreements or conditions contained herein to be performed by NewState or NewState Capital. Any agreement on the part of Racom and Subsidiary to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of Racom and Subsidiary.

         (b) NewState and NewState Capital may (i) extend the time for the performance of any of the obligations or other acts of Racom or Subsidiary, (ii) waive any inaccuracies in the representations and warranties of Racom or Subsidiary contained herein or in any documents delivered pursuant hereto by Racom and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Racom or Subsidiary. Any agreement on the party of NewState and NewState Capital to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of NewState and NewState Capital.

         SECTION 12.3 Notices. Any notice to any party hereto pursuant to this Agreement shall be in writing and given by Certified or Registered Mail or by facsimile, addressed as follows:

                               NewState
                               16 West 32nd Street, Suite 801
                               New York, New York 10001

                               NewState Capital
                               16 West 32nd Street, Suite 801
                               New York, New York 10001
                               with a copy to:

                               Pitney, Hardin, Kipp & Szuch
                               200 Campus Drive
                               Florham Park, New Jersey 07932-0950
                               Attn: Ronald H. Janis, Esq.

                               Racom Corporation & NSK Holdings, Inc.
                               c/o  Kaplan & Gottbetter & Levenson, LLP
                               630 Third Avenue, 5th Floor
                               New York, NY 10017-6705

                               with a copy to:

                               Kaplan & Gottbetter & Levenson, LLP
                               630 Third Avenue, 5th Floor
                               New York, NY 10017-6705

         Additional notices are to be given as to each party, at such other address as should be designated in writing complying as to delivery with the terms of this Section 12.3. All such notices shall be effective when sent, addressed as aforesaid.

         SECTION 12.4 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

         SECTION 12.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together shall constitute one documents. The delivery by facsimile of an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.

         SECTION 12.6 Severability. The parties hereto agree and affirm that none of the provisions herein is dependent upon the validity of any other provision, and if any part of this Agreement is deemed to be unenforceable, the remainder of the Agreement shall remain in full force and effect.

         SECTION 12.7 Headings. The "Article" and "Section" headings are provided herein for convenience of reference only and do not constitute a part of this Agreement.

         SECTION 12.8 Survival of Representations and Warranties. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing and the delivery of the Racom Shares issued hereunder at the Closing, for a period of one year from the Closing regardless of any investigation made by or on behalf of any of the parties hereto.

         SECTION 12.9 Assignability. This Agreement shall not be assigned by any of the parties hereto without the prior written consent of the other parties.

         SECTION 12.10 Applicable Law. This Agreement shall be governed by and constituted in accordance with the laws of New York.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them on July 20, 1999.


RACOM SYSTEMS, INC.                      Attest:


-----------------------------------      ---------------------------------------
By:
Its:                                     Secretary


NSK HOLDINGS, INC.                       Attest:


-----------------------------------      ---------------------------------------
By:
Its:                                     Secretary


NEWSTATE CAPITAL CORP.                   Attest:


-----------------------------------      ---------------------------------------
By:
Its:                                     Secretary


NEWSTATE CAPITAL CO. LTD.                Attest:


-----------------------------------      ---------------------------------------
By:
Its:                                     Secretary